UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2011

REVOLUTIONS MEDICAL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-28629	73-1526138
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

670 Marina Drive, 3rd Floor Charleston, SC 29492
(Address of principal executive offices)

(843) 971-4848
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01  Entry Into a Material Definitive Agreement.

See Item 5.02 below

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Operating Officer

On April 11, 2011, the board of directors of Revolutions Medical Corporation (the “Company”), appointed Vincent Olmo as the Company’s Chief Operating Officer.  Concurrent with the appointment, the Company entered into a three-year employment agreement with Olmo (the “Employment Agreement”).

On April 11, 2011, the Company issued a press release announcing this appointment, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Below is a description of Mr. Olmo’s relevant business experience:

Vincent Olmo, age 45, Chief Operating Officer

Mr. Olmo is currently Chief Operating Officer of the Company.  Mr. Olmo combines over five years of experience in information technology and operations senior management, following an eighteen year career as a delivery manager and application architect.  Previously, he was involved with several large financial institutions holding various positions, including chief architect and application services executive.  From 2001 through 2006, Mr. Olmo was a Chief Architect for EDS, Inc., an information services company.  From 2006 to 2007, he was Vice President of Application Delivery for Realogy, Inc., a company managing franchising rights in the real estate industry.  From June 2007 to April 2011, he was an Application Services Executive for Hewlett-Packard, Inc., an information services company which focuses on delivering application development and management services for Fortune 500 companies.  Mr. Olmo has a Bachelor of Science degree in Electrical Engineering from Fairleigh Dickinson University and an MBA from Rutgers.

Employment Agreement

Pursuant to the Employment Agreement, Mr. Olmo is to receive as compensation (i) $165,000 in base salary; (ii) stock options to purchase 500,000 shares of the Company’s common stock at an exercise price of $0.50 per share; and (iii) other benefits consistent with other executive officers of the Company.

A copy of the Employment Agreement is included as Exhibits 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.  All references to the Employment Agreement in this Current Report are qualified, in their entirety, by the full text of such exhibit.

Family Relationships

Mr. Olmo is the brother-in-law of Rondald Wheet, the Company’s Chief Executive Officer.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Employment Agreement, dated April 11, 2011, by and between Revolutions Medical Corporation and Vincent Olmo

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTIONS MEDICAL CORPORATION

Date: April 15, 2011	By:	/s/ Rondald L. Wheet
Name: Rondald L. Wheet
Title: Chief Executive Officer